UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2007

RUBICON FINANCIAL INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19200 Von Karman, Suite 350 Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 798-7220

Copies of Communications to:

Stoecklein Law Group

4695 MacArthur Ct

11th Floor

Newport Beach, CA 92660

(949) 798-5541

Fax (949) 258-5112

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K filed on February 22, 2007, to include the Financial Statements and Pro Forma Financial Information of Rubicon Financial Insurance Services, Inc., which merged and became a wholly-owned subsidiary of the Registrant on February 1, 2007. None of the disclosure included in the Form 8-K filed on February 22, 2007 is being altered or changed as a result of this amended filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements

(a)	Financial statements of businesses acquired

WEAVER & MARTIN

To the Board of Directors

Rubicon Financial Insurance Services, Inc.

Irvine, California

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the balance sheet of Rubicon Financial Insurance Services, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the year then ended. Rubicon Financial Insurance Services, Inc’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rubicon Financial Insurance Services, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the year ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and is dependent upon obtaining funds to meet its cash requirements. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Weaver & Martin, LLC

Weaver & Martin, LLC

Kansas City, Missouri

April 26, 2007

Rubicon Financial Insurance Services, Inc.

Balance Sheet

December 31,
2006
Assets

Current assets:
Cash	$4,145
Accounts receivable	14,008
Prepaid expenses	399
Total current assets	18,552

Fixed assets, net	2,303

$20,855

Liabilities and Stockholders' Deficit

Current liabilities
Accounts payable	$24,537
Accrued expenses	19,216
Deferred revenue	40,238
Notes payable	4,500
Note payable - related party	5,456
Total current liabilities	93,947

Stockholders' equity:
Common stock, no par value, 50,000,000 shares
authorized, 25,500,000 shares issued and outstanding as of December 31, 2006	-
Additional paid in capital	25,500
Accumulated (deficit)	(98,592)
(73,092)

$20,855

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Financial Insurance Services, Inc.

Condensed Statement of Operations

For the Year Ended December 31, 2006

December 31,
2006

Revenue	$76,390

Expenses:
Direct costs	12,904
Commissions	75,038
Commissions - related party	50,300
Promotional and marketing	10,489
General and administrative expenses	30,214
Depreciation	222
Total expenses	179,167

Net operating (loss)	(102,777)

Other income (expense):
Debt forgiveness	4,750
Interest expense - related party	(565)
Total other income	4,185

Net (loss)	$(98,592)

Weighted average number of
common shares outstanding - basic and fully diluted	25,500,000

Net (loss) per share - basic and fully diluted	$(0.00)

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Financial Insurance Services, Inc.

Statement of Changes in Stockholders' Equity

For the Year Ended December 31, 2006

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholders'
	Shares	Amount	Capital	(Deficit)	Equity
December 31, 2005

Founders shares issued	25,500,000	$-	$25,500	$-	$25,500

Net (loss)
For the year ended
December 31, 2006				(98,592)	(98,592)

December 31, 2006	25,500,000	$-	$25,500	$(98,592)	$(73,092)

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Financial Insurance Services, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2006

December 31,
2006
Cash flows from operating activities
Net (loss)	$(98,592)
Adjustments to reconcile net (loss) to
net cash (used) in operating activities:
Depreciation expense	222
Common stock issued for services	25,500
Changes in operating assets and liabilities:
(Increase) in accounts receivable	(14,008)
(Increase) in prepaid expenses	(399)
Increase in accounts payable	24,537
Increase in accrued liabilities	19,216
Increase in deferred revenue	40,238
Increase in accrued interest payable - related party	456
Net cash (used) by operating activities	(2,830)

Cash flows from investing activities
Purchase of fixed assets	(2,525)
Net cash (used) by investing activities	(2,525)

Cash flows from financing activities
Proceeds from notes payable	4,500
Proceeds from notes payable - related party	5,000
Net cash provided by financing activities	9,500

Net (decrease) increase in cash	4,145
Cash - beginning	-
Cash - ending	$4,145

Supplemental disclosures:
Interest paid	$-
Income taxes paid	$-

Common stock issued for services	$25,500

The Accompanying Notes are an Integral Part of These Financial Statements.

Rubicon Financial Insurance Services, Inc.

Notes to Financial Statements

Note 1 – Significant Accounting Policies and Procedures

Organization

The Company was organized on October 27, 2005 under the laws of the State of California as Torneo Insurance Group, Inc. On May 15, 2006 the Company amended its Articles of Incorporation to rename the Company Rubicon Financial Insurance Services, Inc. (“RFIS”).

The Company began operations in February 2006, and is now engaged in the sale of commercial and private insurance policies. The Company’s primary objective is the development of its retail insurance sales.

Reporting on the Costs of Start-Up Activities

Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities,” which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5, there has been little or no effect on the Company’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates. Significant estimates made by management include the recoverability of intangible assets.

Cash Equivalents

Cash and cash equivalents consist primarily of cash on deposit, certificates of deposit, money market accounts, and investment grade commercial paper that are readily convertible into cash and purchased with original maturities of three months or less.

Fixed Assets

Property and equipment are recorded at cost. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is provided over the estimated useful lives of the related assets using the straight-line method for financial statement purposes. The Company uses other depreciation methods (generally accelerated) for tax purposes where appropriate. The estimated useful lives for significant property and equipment categories are as follows:

Equipment	5 years
Furniture	7 years

Rubicon Financial Insurance Services, Inc.

Notes to Financial Statements

The Company reviews the carrying value of property, plant and equipment for impairment whenever events and circumstances indicate that the carrying value of an asset may not be recoverable from the estimated future cash flows expected to result from its use and eventual disposition. In cases where undiscounted expected future cash flows are less than the carrying value, an impairment loss is recognized equal to an amount by which the carrying value exceeds the fair value of assets. The factors considered by management in performing this assessment include current operating results, trends and prospects, the manner in which the property is used, and the effects of obsolescence, demand, competition and other economic factors. Based on this assessment there was no impairment as December 31, 2006.

Revenue Recognition

The Company earns commissions paid by insurance companies which are based on a percentage of the premium charged to the policyholder and considered earned over the term of the policy. Deferred commissions are related to the unexpired terms of the policies in force. The Company recognizes revenue net of expected cancellations in accordance with Staff Accounting Bulletin (“SAB”) 13A. As of December 31, 2006, the Company evaluated evidence of cancellation in order to make a reliable estimate and determined there were no material cancellations during the year and therefore no allowance has been made.

Advertising Costs

The Company expenses all costs of advertising as incurred. There was $2,971 of advertising costs included in selling, general and administrative expenses for the years ended December 31, 2006.

Income Taxes

The Company accounts for income taxes in accordance with FASB Statement No. 109 "Accounting for Income Taxes." SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

Fair Value of Financial Instruments

The Company has financial instruments whereby the fair value of the financial instruments could be different than that recorded on a historical basis in the accompanying balance sheet. The Company's financial instruments consist of cash, receivables, accounts payable, accrued liabilities and notes payable. The carrying amounts of the Company's financial instruments approximate their fair values as of December 31, 2006 due to their short-term nature.

Loss per Common Share

The Company presents basic loss per share (“EPS”) and diluted EPS on the face of consolidated statements of operations. Basic EPS is computed by dividing reported earnings by the weighted average shares outstanding. Diluted EPS is computed by adding to the weighted average shares the dilutive effect if stock options and warrants were exercised into common stock. For the years ended December 31, 2006, the denominator in the diluted EPS computation is the same as the denominator for basic EPS due to the anti-dilutive effect of the warrants and stock options on the Company’s net loss.

Rubicon Financial Insurance Services, Inc.

Notes to Financial Statements

Recent Accounting Pronouncements

In July 2006, the FASB published FASB Interpretation No. 48 ("FIN No. 48"), "Accounting for Uncertainty in Income Taxes", to address the non-comparability in reporting tax assets and liabilities resulting from a lack of specific guidance in FASB Statement of Financial Accounting Standards ("SFAS" No. 109, Accounting for Income Taxes, on the uncertainty in income taxes recognized in an enterprise's financial statements. FIN 48 will apply to fiscal years beginning after December 15, 2006. The adoption of FIN 48 is not expected to have a material effect on the Company's financial condition or results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements". This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No, 157 will be effective for the Company beginning January 1, 2008. Management is currently evaluating the effects SFAS No. 157 will have on the Company's financial condition and results of operations.

Year end

The Company has adopted December 31 as its fiscal year end.

Note 2 - Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying financial statements, the Company has incurred a net loss of $98,592 as of December 31, 2006. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations from the development of its new business opportunities. Management has plans to seek additional capital through private placements and public offerings of its common stock. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.

Note 3 – Fixed Assets

Fixed assets as of consisted of the following:

December 31, 2006
Equipment	$ 2,148
Furniture	377
Accumulated depreciation	(222)
$ 2,303

During the years ended December 31, 2006, the Company recorded depreciation expense of $222.

Rubicon Financial Insurance Services, Inc.

Notes to Financial Statements

Note 4 – Deferred revenue

Commissions earned from the sale of insurance policies are earned and recognized over the life of the policy on a straight-line basis. At December 31, 2006 deferred revenue totaled $40,238 all of which is recognizable within a one-year period.

Note 5 – Notes Payable

Short-term debt consists of the following:

December 31, 2006
$4,500, non-interest bearing, due on demand	$ 4,500

$5,000 related party note due on demand bearing interest at 9.87%	5,000
$ 9,500

Interest expense for the year ended December 31, 2006 was $565.

Note 6 – Stockholders’ Equity

The Company is authorized to issue 50,000,000 shares of Common Stock, $0 par value per share. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders, are without cumulative voting rights and are entitled to share ratably in dividends. In the event of a liquidation, dissolution or winding up of the Company, the holders of shares of Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities. Holders of Common Stock have no preemptive rights to purchase the Company’s Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the common stock.

The Company issued 25,500,000 shares of its $0 par value common as founders shares valued at $25,500, the fair value of services received.

As of December 31, 2006, there have been no additional issuances of common stock.

Note 7 – Income Taxes

For the year ended December 31, 2006, the Company incurred net operating losses and accordingly, no provision for income taxes has been recorded. In addition, no benefit for income taxes has been recorded due to the uncertainty of the realization of any tax assets. At December 31, 2006, the Company had approximately $98,592 of federal and state net operating losses. The net operating loss carry-forwards, if not utilized will begin to expire in 2021.

The components of the Company’s deferred tax asset are as follows:

Rubicon Financial Insurance Services, Inc.

Notes to Financial Statements

As of December 31,
2006
Deferred tax assets:
Net operating loss carry-forwards	$33,500
Total deferred tax assets	33,500

Deferred tax liabilities:
Depreciation	283

Net deferred tax assets before valuation allowance	33,217
Less: Valuation allowance	(33,217)
Net deferred tax assets	$-

For financial reporting purposes, the Company has incurred a loss since its inception. Based on the available objective evidence, including the Company’s history of losses, management believes it is more likely than not that the deferred tax assets will not be fully realizable. Accordingly, the Company provided a full valuation allowance against its net deferred tax assets at December 31, 2006.

Note 8 – Debt Forgiveness

During the year ended December 31, 2006, the Company borrowed a total of $9,250 which is non-interest bearing and due on demand from an unrelated party for working capital purposes. As of December 31, 2006, the note holder agreed to a $4,750 reduction in the principal balance of the note. The Company has recorded debt forgiveness of $4,750.

Note 9 – Related Party Transactions

The Company’s start-up operations have been funded by the sole officer. As of December 31, 2006, total amounts loaned to the Company by this officer were $5,000. The proceeds loaned have been used to fund operations. The note bears interest of 9.87% per annum and is due on demand. During the year ended December 31, 2006, $456 of interest expense has been recorded related to the note.

The Company issued 25,500,000 shares of its $0 par value common stock as founders shares valued at $25,500, the fair value of services received.

Note 10 – Subsequent Events

On February 1, 2007, the Company entered into an “Agreement and Plan of Merger” with Rubicon Financial Incorporated and ISSG Sub, Inc. (“Merger Sub”) whereby the Merger Sub shall be merged with the Company and the existence of the Merger Sub shall cease and the Company shall continue as the surviving entity in exchange for 50,000 shares of Rubicon Financial Incorporated’s $0.001 par value common stock.

(b)	Pro forma financial information

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The Unaudited Pro Forma Financial Information reflects financial information, which gives effect to the acquisition of all of the outstanding common shares of Rubicon Financial Insurance Services, Inc. (“RFISI”) (a Nevada Corporation) in exchange for 50,000 shares of common stock of Rubicon Financial Incorporated (“RFI”) (a Delaware Corporation).

The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of RFISI and RFI included in this memorandum.

The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on December 31, 2006. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of RFISI for the period ended December 31, 2006 and RFI for the period ended December 31, 2006.

Rubicon Financial Incorporated

Pro Forma Condensed Consolidated Balance Sheet

(Unaudited)

December 31, 2006

	"RFI"	"RFISI"	Pro Forma Eliminations		Unaudited Pro Forma
Assets

Current assets:
Cash	$ 1,901,124	$ 4,145			$ 1,905,269
Accounts receivable	-	14,008			14,008
Prepaid expenses	-	399			399
Note receivable	20,000	-			20,000
Accrued interest receivable	326	-			326
Total current assets	1,921,450	18,522			1,940,002

Fixed assets, net	41,143	2,303			43,446

Total assets	1,962,593	20,855			1,983,448

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$ 119,211	$ 24,537			$ 143,748
Accrued expenses	-	19,216			19,216
Deferred revenue	-	40,238			40,238
Accrued interest payable – related party	38,891	-			38,891
Notes payable	51,022	4,500			55,522
Notes payable – related party	156,014	5,456			161,470
Total current liabilities	365,138	93,947			459,085

Stockholders’ equity (deficit)
Common stock	11,913	25,500	50	(1)	11,963
			(25,500)	(1)

Additional paid-in capital	2,908,087	-	(73,142)	(1)	2,834,945
Accumulated (deficit)	(1,322,545)	(98,592)	98,592	(1)	(1,322,545)
Total stockholders’ equity (deficit)	1,597,455	(73,092)			1,524,363
Total liabilities and stockholders’ equity (deficit)	$ 1,962,593	$ 20,855			$ 1,983,448

See note to pro forma condensed consolidated financial statements (unaudited)

Rubicon Financial Incorporated

Pro Forma Condensed Consolidated Statement of Operations

(Unaudited)

For the year ended December 31, 2006

	"RFI"	"RFISI"	Pro Forma Adjustments	Unaudited Pro Forma

Revenue	$ -	$ 76,390		$ 76,390

Expenses:
Consulting	73,100	-		73,100
Commissions	-	75,038		75,038
Commissions – related party	-	50,300		50,300
Direct costs	-	12,904		12,904
Promotional and marketing	-	10,489		10,489
Professional fees	78,638	-		78,638
Rent	8,843	-		8,843
Donated rent – related party	17,000	-		17,000
Donated services – related party	200,000	-		200,000
General and administrative expenses	26,373	30,214		56,587
Depreciation	447	222		669
Total expenses	404,401	179,167		583,568

Net operating (loss)	(404,401)	(102,777)		(507,178)

Other income (expense):
Debt forgiveness	-	4,750		4,750
Interest expense	(3,366)	-		(3,366)
Interest expense – related party	(15,634)	(565)		(16,199)
Interest income	2,034	-		2,034
Total other income	(16,966)	4,185		(12,781)

Net (loss)	$ (421,367)	$ (98,592)		$ (519,959)

Weighted average number of common shares outstanding - basic and fully diluted	10,842,294	25,500,000		10,842,294

Net (loss) per share – basic and fully diluted	$ (0.04)	$ (0.00)		$ (0.05)

See notes to pro forma condensed consolidated financial statements (unaudited)

Rubicon Financial Incorporated

Notes to Pro Forma Condensed Consolidated Financial Statement

(Unaudited)

Note 1

To reflect the recapitalization of Rubicon Financial Incorporated (“RFI”) with the book value of net assets of Rubicon Financial Insurance Services, Inc. (“RFISI”) at the acquisition date, February 1, 2007. Because the acquisition was accounted for under the purchase method, there was neither goodwill recognized nor any adjustments to the book value of the net assets of RFI that would affect the pro forma statement of operations.

(c)	Shell company transactions

Audited financial statements of RFIS are currently available and attached hereto to this Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rubicon Financial Incorporated

By: /s/ Joseph Mangiapane, Jr.

Joseph Mangiapane, Jr., Chief Executive Officer

Date: May 1, 2007